EXHIBIT 32


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

    Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Tegal Corporation (the "Company") hereby certifies, to such officer's knowledge, that:

      (i) the accompanying Quarterly Report on Form 10-Q/A of the Company for the quarterly period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 25, 2004                                    /s/ MICHAEL L. PARODI
                                                       -------------------------
                                                       Michael L. Parodi
                                                       Chief Executive  Officer


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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

    Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Tegal Corporation (the "Company") hereby certifies, to such officer's knowledge, that:

      (i) the accompanying Quarterly Report on Form 10-Q/A (as restated) of the Company for the quarterly period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or
            Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 25, 2004                                    /s/ THOMAS R. MIKA
                                                        ------------------------
                                                        Thomas R. Mika
                                                        Chief Financial Officer



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